UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2016 (May 2, 2016)

OCEANFIRST FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-11713	22-3412577
(Commission File Number)	(IRS Employer Identification No.)

975 Hooper Avenue, Toms River, New Jersey	08753
(Address of Principal Executive Offices)	(Zip Code)

(732) 240-4500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On May 2, 2016, OceanFirst Financial Corp. (the “Company”) completed its previously announced merger with Cape Bancorp, Inc. (“Cape”) pursuant to the Agreement and Plan of Merger, dated as of January 5, 2016 (the “Merger Agreement”), by and among the Company, Justice Merger Sub Corp., a wholly-owned subsidiary of the Company (“Merger Sub”), and Cape, pursuant to which (i) Merger Sub merged with and into Cape (the “First-Step Merger”), with Cape surviving, and (ii) immediately following the completion of the First-Step Merger, Cape merged with and into the Company (together with the First-Step Merger, the “Integrated Mergers”), with the Company surviving. Following the consummation of the Integrated Mergers, Cape Bank, a New Jersey-chartered savings bank, merged with and into OceanFirst Bank, a federal savings bank, with OceanFirst Bank surviving such merger (together with the Integrated Mergers, the “Transactions”). On May 2, 2016, the Company filed a Current Report on Form 8-K with the Securities and Exchange Commission to report the completion of the Transactions and other related matters. The purpose of this filing is to amend the Form 8-K filed on May 2, 2016 to include the information required by Item 9.01(a) and Item 9.01(b).

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of Cape as of December 31, 2015 and 2014 and for each of the three years ended December 31, 2015, as well as the accompanying notes thereto and the related Report of the Independent Registered Public Accounting Firm, filed on Cape’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, are filed as Exhibit 99.2 and incorporated herein by reference.

The unaudited consolidated financial statements of Cape as of March 31, 2016 and for the three months ended March 31, 2016 and 2015, as well as the accompanying notes thereto, filed on Cape’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2016, are filed as Exhibit 99.3 and incorporated herein by reference.

(b)	Pro Forma financial information.

The unaudited pro forma condensed combined financial statements of the Company as of and for the three months ended March 31, 2016 and for the year ended December 31, 2015, giving effect to the merger between the Company and Cape, are filed as Exhibit 99.4 and incorporated herein by reference.

(d)	Exhibits

23.1	Consent of Crowe Horwath LLP

99.2	Audited consolidated financial statements of Cape Bancorp, Inc. as of December 31, 2015 and 2014 and for each of the three years ended December 31, 2015, as well as the accompanying notes thereto and the related Report of the Independent Registered Public Accounting Firm (incorporated by reference to the Annual Report on Form 10-K filed by Cape on March 15, 2016 (File No. 001-33934))

99.3	Unaudited consolidated financial statements of Cape Bancorp, Inc. as of March 31, 2016 and for the three months ended March 31, 2016 and 2015, as well as the accompanying notes thereto (incorporated by reference to the Quarterly Report on Form 10-Q filed by Cape on April 29, 2016 (File No. 001-33934))

99.4	Unaudited pro forma condensed combined financial statements of OceanFirst Financial Corp. as of and for the three months ended March 31, 2016 and for the year ended December 31, 2015, giving effect to the merger between the Company and Cape

SIGNATURES

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.

By:	/s/ Michael J. Fitzpatrick
Michael J. Fitzpatrick,
Executive Vice President & CFO

Date: July 15, 2016

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Crowe Horwath LLP

99.2	Audited consolidated financial statements of Cape Bancorp, Inc. as of December 31, 2015 and 2014 and for each of the three years ended December 31, 2015, as well as the accompanying notes thereto and the related Report of the Independent Registered Public Accounting Firm (incorporated by reference to the Annual Report on Form 10-K filed by Cape on March 15, 2016 (File No. 001-33934))

99.3	Unaudited consolidated financial statements of Cape Bancorp, Inc. as of March 31, 2016 and for the three months ended March 31, 2016 and 2015, as well as the accompanying notes thereto (incorporated by reference to the Quarterly Report on Form 10-Q filed by Cape on April 29, 2016 (File No. 001-33934))

99.4	Unaudited pro forma condensed combined financial statements of OceanFirst Financial Corp. as of and for the three months ended March 31, 2016 and for the year ended December 31, 2015, giving effect to the merger between the Company and Cape